Financial Risk Management	12 Months Ended
Dec. 31, 2017
Disclosure of nature and extent of risks arising from financial instruments [abstract]
Financial Risk Management
3 Financial Risk Management

The Group’s operations expose it to a variety of risks, mainly related to market risks (including the effects of changes in foreign currency exchange rates and interest rates), credit risk and liquidity risk.

The Group manages its financial risk exposure independently at each operating subsidiary, however, decisions are discussed by the Board of Directors (“BOD”) members.

The most significant financial risks to which the Group is exposed are detailed below.

A. Financial Risk Factors

(i)	Market risk

•	Foreign exchange risk

The Group operates in a number of countries throughout the world and consequently is exposed to foreign exchange rate risk. In addition, the Group has certain investments in foreign operations, whose net assets are exposed to foreign currency translation risk. CAAP does not enter into derivative financial instruments to cover foreign exchange risks. In order to manage foreign exchange risk, the Group policy consists in minimize net positions of assets and liabilities denominated in foreign currencies.

The value of the Group’s financial assets and liabilities is subject to changes arising out of the variation of foreign currency exchange rates. A significant majority of the Group’s business activities is conducted in the respective functional currencies of the subsidiaries. However, the Group transacts in currencies other than the respective functional currencies of the subsidiaries. There are significant monetary balances held by the Group companies at each period-end that are denominated in others currencies (non-functional currency). The following table provides a breakdown of the Group’s main monetary net assets and liabilities which impact the Group’s profit and loss:

Currency Exposure / Functional currency	As of December 31, 2017	As of December 31, 2016	As of December 31, 2015

U.S. dollar / Argentine Peso	(267,045)	(131,284)	(154,384)
Real / U.S. dollar	90,697	-	-
Euro / Armenian dram	(50,939)	(47,473)	(51,952)
U.S. dollar / Armenian dram	(30,291)	(54,016)	(55,421)
Euro / U.S. dollar	1,535	283	3,162
Uruguayan peso / U.S. dollar	11	(1,853)	(770)

The relevant exposures correspond to:

▪	U.S. dollar / Argentine Peso

As of December 31, 2017 and 2016 consisting primarily of U.S. dollar -denominated net monetary assets and liabilities at certain Argentine subsidiaries which functional currency was the Argentine Peso. A change of 1% in the AR$/ USD exchange rate would have generated a pre-tax gain / loss of USD 2,670.5 as of December 31, 2017 (USD 1,312.8 and USD 1,543.8 as of December 31, 2016 and 2015 respectively).

▪	Real / U.S. dollar

As of December 31, 2017 consisting primarily of Real-denominated net monetary asset in CAAP which functional currency was the U.S. dollar. A change of 1% in the Real/ USD exchange rate would have generated a pre-tax gain / loss of USD 906.9 as of December 31, 2017.

▪	Euro / Armenian dram

As of December 31, 2017 and 2016 consisting primarily of Euro -denominated net monetary assets and liabilities at the Armenian subsidiaries which functional currency was the Armenian Dram. A change of 1% in the Dram / Euro exchange rate would have generated a pre-tax gain / loss of USD 509.4 as of December 31, 2017 (USD 474.7 and USD 519.5 as of December 31, 2016 and 2015 respectively).

▪	U.S. dollar / Armenian dram

As of December 31, 2017 and 2016 consisting primarily of U.S. dollar -denominated net monetary assets and liabilities at the Armenian subsidiaries which functional currency was the Armenian Dram. A change of 1% in the Dram/ USD exchange rate would have generated a pre-tax gain / loss of USD 302.9 as of December 31, 2017 (USD 540.2 and USD 554.2 as of December 31, 2016 and 2015 respectively).

▪	Euro / U.S. dollar

As of December 31, 2017 and 2016 consisting primarily of Euro-denominated net monetary assets and liabilities at certain Uruguayan subsidiaries and Luxembourg entities which functional currency was the U.S. dollar. A change of 1% in the Euro/ USD exchange rate would have generated a pre-tax gain / loss of USD 15.4 as of December 31, 2017 (USD 2.8 and USD 31.6 as of December 31, 2016 and 2015 respectively).

▪	Uruguayan peso / U.S. dollar

As of December 31, 2017 and 2016 consisting primarily of Uruguayan Peso-denominated net monetary assets and liabilities at certain Uruguayan subsidiaries which functional currency was the U.S. dollar. A change of 1% in the URU$/ USD exchange rate would have generated a pre-tax gain / loss of USD 0.1 as of December 31, 2017 (USD 18.5 and USD 7.7 as of December 31, 2016 and 2015 respectively).

(ii)	Interest rate risk

The Group's interest rate risk principally arises from long-term borrowings (Note 21). Borrowings issued at variable rates expose the Group to the risk that the actual cash flows differ from those expected. Borrowings issued at fixed rates expose the Group to the risk that the fair values of these differ from those expected. The Group manages this risk by maintaining an appropriate mix between fixed and floating rate interest bearing liabilities.

These activities are evaluated regularly to determine that the Group is not exposed to interest rate movements that could adversely impact its ability to meet its financial obligations and to comply with its borrowing covenants.

The following table shows a breakdown of the Group's fixed-rate and floating-rate borrowings as of December 31, 2017, 2016 and 2015.

	At December 31,
	2017	2016	2015
Fixed rate	738,320	630,541	696,066
Variable rate	748,125	476,700	391,500
	1,486,445	1,107,241	1,087,566

The Group estimates that, other factors being constant, a 10% increase in floating rates at year-end would decrease profit before income tax for the year ended December 31, 2017, 2016 and 2015, USD 4,115, USD 3,846 and USD 518 respectively. A 10% decrease in the floating interest rate would have an equal and opposite effect on the statement of income.

This sensitivity analysis provides only a limited, point-in-time view of this market risk sensitivity of certain of the Group's financial instruments. The actual impact of rate changes on the Group's financial instruments may differ significantly from the impact shown in the sensitivity analysis.

(iii)	Credit risk

The financial instruments that could be subject to concentration of credit risk consist of cash, cash equivalents, accounts receivable and short term investments.

The Group places its cash and cash equivalents and short term investments in several first rate credit entities, reducing in this way the credit exposure to only one entity. The Group has not experienced significant losses from those assets.

Each subsidiary is responsible for managing and analyzing credit risk of its accounts receivable, for each of their new customers before standard payment and delivery terms and conditions are offered. There is no significant concentration of credit risk from customers.

The Group credit policies with customers are designed to identify customers with acceptable credit history. The Group recognized provision for bad debts to cover impairment for potential credit losses. The credit quality of the financial assets that are not yet due and not impaired can be assessed based on the credit qualification (“rating”) granted by entities external to the Group or through the historical rates of uncollectibility. Based on these rates, Trade Receivables as of December 31, 2017, 2016 and 2015, are composed by existing customers/related parties (more than 6 months) with no defaults in the past.

(iv)	Liquidity risk

The Group is exposed to liquidity risks, including risks associated with refinancing borrowings as they mature, the risk that borrowing facilities are not available to meet cash requirements, and the risk that financial assets cannot readily be converted to cash without loss of value. Failure to manage liquidity risks could have a material impact on the Group's cash flow and statement of financial position. Prudent liquidity risk management implies maintaining sufficient cash, the availability of funding through an adequate amount of committed credit facilities and the ability to close out market positions. Due to the dynamic nature of the underlying businesses, the Group aims to maintain flexibility in funding its existing and prospective debt requirements by maintaining diversified funding sources with adequate committed funding lines from high quality lenders.

The Group monitors its current and projected financial position using several key internally generated reports: cash flow; debt maturity; and interest rate exposure. The Group also undertakes sensitivity analysis to assess the impact of proposed transactions, movements in interest rates on the key profitability, liquidity and balance sheet ratios.

The Group's debt positions are continually reviewed to meet current and expected debt requirements. The Group maintains a balance between longer-term and shorter-term financings. Short-term financing is principally raised through bank facilities and overdraft positions. Medium- to longer-term financing comprises public and private bond issues, including private placements. Financing risk is spread by using a variety of types of debt. The maturity profile is managed, by spreading the repayment dates and extending facilities.

As of December 31, 2017 the Company shows working capital deficiency mainly due to short-term banking letter of credits entered by CAAP, ICAB and ICASGA in such month. This deficiency was remediated with the uses of proceeds of the Initial Public Offering and specially with the amendments and extension agreements with BNDES with respect to the ICAB and ICASGA loans, which extended the final maturity, provided an interest capitalization period and increased the size of the credit facility commitments which allows the repayments of the short-term loans and improve in consequence the working capital position.

Liquid financial assets as a whole (comprising cash and cash equivalents) were 5.81% of total assets at the end of 2017 compared to 5.87% and 5.63% at the end of 2016 and 2015 respectively. The Group has a conservative approach to the management of its liquidity, which consists mainly in cash at banks.

(v)	Capital Management

The capital structure of the Group consists of shareholders' equity and short-term to long-term net borrowings. The type and maturity of the Group's borrowings are analyzed further in Note 21. The Group's equity is analyzed into its various components in the statement of changes in equity.

Capital is managed so as to promote the long-term success of the business and to maintain sustainable returns for shareholders.

The objectives of the Group for capital management are to safeguard its capacity to continue doing business and be able to provide yield to owners as well as benefits to holders of instruments of shareholder’s equity and maintain an optimum capital structure to reduce cost of capital.

	At December 31,
	2017	2016	2015
Borrowings	1,486,445	1,107,241	1,087,566
Less: Cash and cash equivalents	(221,601)	(212,988)	(184,239)
Net borrowings	1,264,844	894,253	903,327
Equity	797,142	803,324	834,101

Debt ratio	159%	111%	108%

According to note 3 A (iv) and note 22 the debt ratio as of December 31, 2017 has increased as a consequence that the Group entered into certain banking letters of credit as of December, 2017 and is amending the credit facility agreements with BNDES. The company used the proceeds of these loans to pay a portion of the concession fees due under the Brasilia Concession Agreement and prepay a portion of the concession fees due and payable in 2018. Moreover, in February 2017, and according to note 21, AA2000 has issued senior secured notes in order to reduce the cost of capital and with the objective to finance infrastructure works required under the investment plan besides to refinance the liabilities of the company including the redemption in full of the notes issued in 2010.

B. Financial instruments by category

December 31, 2017	Assets at fair value through profit and loss	Assets at amortized cost	Total
Assets as per the statement of financial position
Trade receivables	-	126,078	126,078
Other receivables	-	293,578	293,578
Other financial assets (*)	16,214	26,082	42,296
Cash and cash equivalents	-	221,601	221,601
Total	16,214.00	667,339	683,553

	Liabilities at fair value through profit and loss	Liabilities at amortized cost	Total
Liabilities as per the statement of financial position
Borrowings	-	1,486,445	1,486,445
Trade payables and other liabilities	-	1,198,562	1,198,562
Total	-	2,685,007	2,685,007

(*) Other financial assets measured at fair value are Level 1 hierarchy.

December 31, 2016	Assets at fair value through profit and loss	Assets at amortized cost	Total
Assets as per the statement of financial position
Trade receivables	-	109,610	109,610
Other receivables	-	193,087	193,087
Other financial assets	-	34,657	34,657
Cash and cash equivalents	-	212,988	212,988
Total	-	550,342	550,342

	Liabilities at fair value through profit and loss	Liabilities at amortized cost	Total
Liabilities as per the statement of financial position
Borrowings	-	1,107,241	1,107,241
Trade payables and other liabilities	-	1,434,901	1,434,901
Total	-	2,542,142	2,542,142

December 31, 2015	Assets at fair value through profit and loss	Assets at amortized cost	Total
Assets as per the statement of financial position
Trade receivables	-	101,358	101,358
Other receivables	-	122,072	122,072
Other financial assets	-	55,390	55,390
Cash and cash equivalents	-	184,239	184,239
Total	-	463,059	463,059

	Liabilities at fair value through profit and loss	Liabilities at amortized cost	Total
Liabilities as per the statement of financial position
Borrowings	-	1,087,566	1,087,566
Trade payables and other liabilities	-	1,140,966	1,140,966
Total	-	2,228,532	2,228,532

C. Fair value hierarchy

IFRS 13 requires for financial instruments that are measured in the statement of financial position at fair value, a disclosure of fair value measurements by level according to the following fair value measurement hierarchy:

Level 1- Quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2- Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly (that is, as prices) or indirectly (that is, derived from prices).

Level 3- Inputs for the asset or liability that are not based on observable market data (that is, unobservable inputs).

D. Fair value estimation

The estimated fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale.